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Pressure Enabled Regional Immuno-oncology (PERIO™) Trials Update

November 2022



Update on the PERIO 01 and PERIO 02 Clinical Studies

- First-in-human experience in patients with liver tumors well-tolerated, with no serious adverse events related to TriNav® or procedure as monotherapy or in combination with checkpoint inhibitors
- Consistent with hypothesis that SD-101 delivered via TriNav® can enable broad immune effects in liver tumors and eliminate myeloid derived suppressor cells (“MDSC”)
- Continuing SD-101 program development, with more pivotal milestones expected over the next 6 months

https://periotrial.com

PERIO 01 for uveal melanoma with liver metastases (NCT04935229)

PERIO 02 for intrahepatic cholangiocarcinoma and hepatocellular carcinoma (NCT05220722)

Upcoming Milestones

More Pivotal Data Expected in Next 6 Months

November 2022
- Initial biopsy data readout
- Expanded from 5 to 9 clinical sites

December 2022

PERIO 01 and PERIO 02 Phase 1 early response data available

January 2023
- PERIO 01 and PERIO 02 SD-101 + dual checkpoint inhibitor cohort
- Society of Interventional Oncology
- OncoPig TriNav® vs. standard microcatheter data release planned (pre-clinical)
- MD Anderson Cancer Center Y90 study opening

February 2023

Phase 2 for Uveal Melanoma and Intrahepatic Cholangiocarcinoma Institutional Review Board submissions planned

March 2023
- PERIO SD-101 interventional radiology report and pre-clinical pancreas data release planned
- Society of Interventional Radiology

April 2023
- American Association for Cancer Research
- PERIO biopsy data and pre-clinical OncoPig (TriNav® vs. standard delivery PD-1) data release planned

June 2023
- American Society of Clinical Oncology
- PERIO 01 and PERIO 02 response data and PERIO 03 safety data release planned
- PERIO 01 and PERIO 02 durable response data available

Pressure-Enabled Regional Immuno-Oncology PERIO 01 and PERIO 02 Clinical Studies

Evaluating SD-101 in combination with checkpoint inhibitors in adults with uveal melanoma liver metastases, advanced hepatocellular carcinoma, and advanced intrahepatic cholangiocarcinoma

Overview

- Both studies initiated at The University of Texas MD Anderson Cancer Center and now open at nine sites
- First two studies in a series of clinical trials assessing TriSalus' immunotherapy platform across multiple indications
- First patients enrolled in May 2022;

27 patients treated to date with **123 infusions**

- Planning to execute registrational phase 2 studies in the first half of 2023; durable response data available in June

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

Columbia University | UCLA
Massachusetts General Hospital, Founding Member, Mass General Brigham | Stanford
UPMC | University of Washington
Thomas Jefferson University | University of Colorado

PERIO 01

- SD-101 monotherapy – 13 patients treated
- SD-101 + CPI – 7 patients treated (2 mg)
  - Enrolling at higher dose levels (4 mg and 8 mg)

PERIO 02

- SD-101 monotherapy – 3 patients treated
- SD-101 + CPI – 4 patients treated (2 mg)
  - Enrolling at higher dose levels (4 mg and 8 mg)

PERIO 01 and PERIO 02 Clinical Study Overview

PHASE 1 STUDY DESIGN

Cohort A
SD-101 Single Agent Dose Escalation

Enrollment Completed

25 of 27
patients enrolled had received one or more lines of prior therapy

Cohort B
SD-101 + Anti-PD-1 Dose Escalation

Enrolling at 4mg
8mg January Initiation

Cohort C
SD-101 + Anti-PD-1 + Anti-CTLA-4 Dose Escalation

Anticipated January Initiation

PLANNED REGIMEN

SD-101 via TriNav® | Checkpoint via Systemic Infusion

SD-101 Cycle 1	SD-101 Off Period	SD-101 Cycle 2
Weekly x 3	5-week rest	Weekly x 3

Checkpoint Inhibitor (per label up to 12 months)

PERIO 01 and PERIO 02 Update: First In-Human Experience Well-Tolerated

First-in-human experience consistent with hypothesis that TriNav® can achieve high liver SD-101 levels with limited systemic exposure

- High SD-101 levels in liver following infusion with TriNav®
- Transient (<2 hour) detection in serum following SD-101 infusion with TriNav®
- No serious immune related adverse events reported to date[1]



Cohort A 4 mg SD-101 Plasma PK
101-006
102-007
111-008
106-012
111-018
ng/mL
300
200
100
0
Pre
15m
30m
1h
2h
4h
6h
Dose 1
Dose 2
Dose 3
Dose 4
Dose 5
Dose 6
Time Post-Infusion

Liver tissue levels up to 2340 ng/ml at 8 mg dose level in Cohort A

(1) No serious cytokine related events (one grade 2 cytokine release syndrome)
No serious (grade 4 or 5) clinically significant liver or biliary serious adverse events
No dose discontinuations due to treatment related serious advents
No serious adverse events related to TriNav® or procedure

SD-101 Dual Mechanism — MDSC Elimination and Broad Immune Cell Activation

Reversing immunosuppression to enhance tumor responsiveness[1,2]



SD-101
Liver and pancreatic tumors are unresponsive due to immunosuppression and high volume MDSCs[3,4]
pDC
NK
Endothelial cell
MDSC
Activation of adaptive and innate immune systems
M1 macrophage

MDSC=Myeloid-delivered Suppressor Cell;
NK=Natural Killer Cell;
pDC=Plasmacytoid Dendritic Cells;
TLR9=Toll-like Receptor 9.

1. SD-101 Binds to TLR9
2. MDSC death
3. MDSC conversion to M1 macrophages

1

Broad immune modulation of the tumor[5,6,7]

- Phase 2 data in other indications
- Drives T-cell infiltration

2

Liver and pancreas tumor specific[6]

- MDSC associated gene reduction in initial studies6
- Attacks liver-specific MDSC pathways8

1) Looi, C.K., et al. J Exp Clin Cancer Res. 2019 Apr 15;38(1):162.
2) Ribas A., et al. Cancer Discov. 2018;8(10):1250.
3) Feig, C. et al. The Pancreas Cancer Microenvironment. Clin. Cancer Res. 18, 4266–4276 (2012).
4) Cancer Immunol Immunother. 2015 Feb; 64(2): 149–159.
5) TriSalus data on file
6) TriSalus clinical data on file (PERIO-1) and Ghosh, et al. Cancer Gene Therapy. 2022 June 14 (online ahead of print).
7) Journal of Clinical Oncology 37, no. 15_suppl (May 20, 2019) 9534-9534.
8) Guha et al. Oncogene 2020 November 4 (online ahead of print).

Data Supports Hypothesis that PEDD Can Enable SD-101 to Have Broad Immune Effects in Liver Tumors and Eliminate MDSC

SD-101 Infusion With TriNav® Demonstrated Cytokine Induction and MDSC Elimination

Trend of increasing serum IFNg levels following infusion of SD-101 via TriNav® at increasing doses levels



IFNγ
pg/mL
60
40
20
0
Cohort A 0.5 mg
Cohort A 2 mg
Cohort A 4 mg
Cohort A 8 mg
Cohort B 2 mg
Screening
Sentinel Day 1
Sentinel Day 8
Sentinel Day 15
Day 1
Day 8
Day 15
Day 36

4 of 4 patients with available immunofluorescence data demonstrate decreases in liver tumor monocytic MDSC levels



% Reduction in M-MDSCs within Tumors
% Reduction
100
80
60
40
20
0
101-001 (2mg)
101-002 (2mg)
101-004 (2mg)
106-010 (8mg)

Cytokine levels determined by Luminex assays

% reduction in M-MDSC concentrations within tumors calculated from earliest available time point (Day 1 or Day 57) to latest available time point (Day 57 or Day 100)

M-MDSC concentrations determined by multiplex immunofluorescence microscopy

Immunocore: ctDNA Predicted Long-term Survival in Uveal Melanoma

Extent of circulating tumor DNA clearance from blood following immunotherapy treatment predicted long term survival in Immunocore clinical trial[1]



1.00
0.75
0.50
0.25
0
Survival probability
ctDNA cleared
ctDNA not cleared
0 6 12 18 24 30 36
Time (months)
Number at risk
82 64 41 16 6 3 0
12 12 12 6 4 0 0



↑ctDNA clearance = ↓decreased risk of death
Overall survival HR
1.00
0.75
0.50
0.25
0
71% of patients
45% of patients
27% of patients
16% of patients
13% of patients
log reduction Any 1 2 3 Clearance
% reduction Any 90% 99% 99.9% >99.9%
ctDNA reduction

nature medicine

Clinical and molecular response to tebentafusp in previously treated patients with metastatic uveal melanoma: a phase 2 trial

1) Carvajal, R.D., Butler, M.O., Shoushtari, A.N. et al. Clinical and molecular response to tebentafusp in previously treated patients with metastatic uveal melanoma: a phase 2 trial. Nat Med 28, 2364–2373 (2022). https://doi.org/10.1038/s41591-022-02015-7

Circulating Tumor Cells and ctDNA Decreased in Most Patients Following SD-101 Infusions at 2 mg Dose Level

Data pending at higher dose levels

4 of 7*

patients with circulating tumor cell decreases

3 of 5*

patients with circulating tumor DNA decreases

Change in CTC Levels


ΔCTCs/7.5 mL Whole Blood
5
0
-5
-10
-15
-20
103-011
111-014
102-015
101-016
111-017
106-019
111-020

Change in ctDNA Levels


ΔctDNA Molar Frequency (%)
3
2
1
0
-1
-2
103-011
111-014
102-015
101-016
111-017

*data available to date

Forward-Looking Statements

This presentation contains certain "forward-looking statements" within the meaning of the United States federal securities laws regarding MedTech Acquisition Corporation ("MTAC")'s or TriSalus Life Sciences, Inc. ("TriSalus")'s expectations, hopes, beliefs, assumptions, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the tolerability of SD-101 infusion with TriNav, (ii) the potential of TriSalus's proprietary PEDD method to enable SD-101 to have broad immune effects in liver tumors and eliminate MDSC, (iii) expectations for continuing program development and potential outcomes, (iv) TriSalus's ability to compete with other companies, and (v) expectations for topline data and regulatory approval. These forward-looking statements generally are identified by words such as "anticipate," "believe," continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "strive," "would," "will" and similar expressions or the negative or other variations of such statements. These statements are predictions, projections and other statements about future events that are based on various assumptions, whether or not identified in this presentation and on the current expectations of MTAC's and TriSalus's respective managements and are not predictions of actual performance and, as a result, are subject to risks and uncertainties.

Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of MTAC's securities; (ii) the risk that the Business Combination may not be completed by MTAC's business combination deadline and the potential failure to obtain an extension of the business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of MTAC, the satisfaction of the minimum cash amount following any redemptions by MTAC's public stockholders, and the receipt of certain governmental and regulatory approvals, including reimbursement approval; (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination, (vii) the effect of the announcement or pendency of the Business Combination on TriSalus's business relationships, operating results and business generally; (viii) risks that the Business Combination disrupts current plans and operations of TriSalus; (ix) the outcome of any legal proceedings that may be instituted against TriSalus or MTAC related to the Merger Agreement or the Business Combination; (x) the ability to maintain the listing of MTAC's securities on the Nasdaq; (xi) changes in business, market, financial, political and legal conditions; (xii) unfavorable changes in the reimbursement environment for TriSalus's products; (xiii) TriSalus's product candidates not achieving success in preclinical or clinical trials or not being able to obtain regulatory approval, either on a timely basis or at all or subject to any conditions that negatively impact TriSalus's ability to commercialize the applicable product candidates; (xiv) TriSalus being unable to continue to grow TriNav sales; (xv) the size of the addressable markets for TriNav and TriSalus's product candidates, if successfully developed and approved by the applicable regulatory authorities, being less than TriSalus estimates; (xvi) TriSalus's ability to successfully commercialize any product candidates that it successfully develops and that are approved by applicable regulatory authorities; (xvii) TriSalus's ability to continue to fund preclinical and clinical trials for its product candidates; (xviii) TriSalus's ability to partner with other companies; (xix) future economic and market conditions; the development, effects and enforcement of laws and regulations affecting TriSalus's business or industry; (xx) TriSalus's ability to manage future growth; (xxi) TriSalus's ability to maintain and grow its market share; (xxii) the effects of competition on TriSalus's business; (xxiii) the ability of MTAC or the combined company to raise additional financing in connection with the Business Combination or to finance its operations in the future; (xxiv) the ability to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (xxv) costs related to the Business Combination; and (xxvi) the failure to realize the anticipated benefits of the Business Combination or to realize estimated pro forma results and the underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exclusive.

You should carefully consider the foregoing factors and other risks and uncertainties described in the "Risk Factors" section of MTAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (the "SEC") on March 2, 2022 (the "2021 Form 10-K"), the preliminary proxy statement/prospectus on Form S-4 relating to the Business Combination, which is expected to be filed by MTAC with the SEC and other documents filed by MTAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of MTAC, TriSalus, or any of their respective representatives assume any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of MTAC, TriSalus, or any of their respective representatives gives any assurance that either MTAC or TriSalus will achieve its expectations.

Changes and Additional Information in Connection with SEC Filing

The information in this presentation has not been reviewed by the SEC and certain information may not comply in certain respects with SEC rules. MTAC intends to file a registration statement on Form S-4 (the "Registration Statement") that will include a proxy statement/prospectus of MTAC, that will be both the proxy statement to be distributed to holders of MTAC's common stock in connection with its solicitation of proxies for the vote by MTAC's stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of MTAC's stockholders to be held to approve the Business Combination and other matters (the "Special Meeting"). MTAC may also file other documents with the SEC regarding the Business Combination. MTAC stockholders and other interested persons are advised to read, when available, the Registration Statement, including the proxy statement/prospectus contained therein, as well as any amendments or supplements thereto, because they will contain important information about the Business Combination. When available, the definitive proxy statement /prospectus will be mailed to MTAC stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting.

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MTAC and TriSalus and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of MTAC's stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of MTAC's directors and officers in MTAC's filings with the SEC, including MTAC's registration statement on Form S-1, which was originally filed with the SEC on November 30, 2020, as amended, and MTAC's 2021 Form 10-K. To the extent that holdings of MTAC's securities have changed from the amounts reported in MTAC's 2021 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from MTAC's stockholders in connection with the Business Combination will be set forth in the proxy statement/prospectus forming a part of the Registration Statement. Investors and security holders of MTAC and TriSalus are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about MTAC and TriSalus through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MTAC can be obtained free of charge by directing a written request to MedTech Acquisition Corporation at 48 Maple Avenue, Greenwich, CT 06830.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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